Exhibit 32
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CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002


 The undersigned, Donald L. Kovach and Candace A. Leatham hereby jointly certify as follows:

They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Sussex Bancorp (the "Company");

To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (the "Report") complies in all material respects with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     By:/s/ Donald L. Kovach
                                         -------------------
                                     DONALD L. KOVACH
                                     President and
                                     Chief Executive Officer

                                     Date:


                                     By:/s/ Candace A. Leatham
                                         ---------------------
                                     CANDACE A. LEATHAM
                                     Executive Vice President and
                                     Chief Financial Officer

                                     Date:

(A signed original of this written statement required by Section 906 has been provided to Sussex Bancorp and will be retained by Sussex Bancorp and furnished to the Securities Exchange Commission or its staff upon request.)